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                                                                    Exhibit 23.2



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Amendment No. 2 to Registration Statement No. 33-85508 of Computer Identics Corporation on Form
S-3 of our report dated January 28, 1994, appearing in the Annual Report on Form 10-K of Computer Identics Corporation for the year ended December 31, 1994.


/s/ Deloitte & Touche LLP
Boston, Massachusetts
June 13, 1995